Filed Pursuant to Rule 497
1933 Act File No. 333-209496
1940 Act File No. 811-23137
SIERRA TOTAL RETURN FUND
Class T Shares of Beneficial Interest

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Supplement No. 1 dated March 7, 2017
to the
Prospectus and Statement of Additional Information dated November 9, 2016

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This Supplement No. 1 contains information which amends, supplements, or modifies certain information contained in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated November 9, 2016, of Sierra Total Return Fund (the “Fund”).

In addition to the information set forth below, you should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

The purpose of this Supplement No. 1 to the Prospectus and the SAI is to reflect amendments to two of the Fund’s fundamental policies, each of which were unanimously approved by the Fund’s Board of Directors (the “Board”) on February 28, 2017 and the Fund’s sole shareholder on March 7, 2017.
REPURCHASES OF SHARES
In order to provide some liquidity to its shareholders, the Fund declared its intention to offer to repurchase its outstanding shares on a quarterly basis in the Prospectus. Because the Fund is an interval fund, it adopted a fundamental policy to make one repurchase offer in the third calendar quarter of each year, at a price equal to the net asset value (“NAV”) per share, of no less than 5% and no more than 25% of the shares outstanding. In addition, the Fund also stated that it intended to offer additional liquidity to its shareholders by offering to repurchase shares in the first, second and fourth calendar quarters of each year pursuant to three written tender offers.
On February 28, 2017, the Board approved an amendment to the Fund’s fundamental policy regarding share repurchases under Rule 23c-3 of the Investment Company Act of 1940, as amended (the “1940 Act”), which amendment was approved by the unanimous vote of the Fund’s sole shareholder on March 7, 2017. Effective March 7, 2017, the Fund’s fundamental policy regarding share repurchases under Rule 23c-3 of the 1940 Act (the “Rule 23c-3 Fundamental Policy”) shall be to offer to repurchase, at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed more fully below). Any disclosure in the Prospectus or the SAI to the contrary, and specifically any disclosure referring to “Discretionary Repurchases,” should be disregarded.
As a result of the foregoing, effective as of the date of this Supplement No. 1, the section of the Prospectus entitled “Repurchases of Shares” shall be replaced in its entirety by a new section entitled “Quarterly Repurchase of Shares”, which is copied below:
“QUARTERLY REPURCHASES OF SHARES”

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).  Tenders of Class T shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 1.00%, which will be deducted from the repurchase proceeds of Class T shares, if (i) the original purchase was for amounts of $1 million or less and (ii) the selling broker received the reallowance of the dealer-manager fee.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.  However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”).  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-888-292-3178 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, may receive a dealer allowance fee of up to 0.75% of the purchase price of Class T shares. Shareholders who tender for repurchase of such shareholder’s Class T shares within 365 days of purchase will be subject to an early withdrawal charge of 1.00% of the original purchase price of Class T shares. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including the following repurchases of shares held by employer sponsored benefit plans: (i) repurchases to satisfy participant loan advances; (ii) repurchases in connection with distributions qualifying under the hardship provisions of the Code; and (iii) repurchases representing returns of excess contributions to such plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchases will typically be funded from available cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund Repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV. In addition, the Fund may sell portfolio securities at an inopportune time and may suffer losses or unexpected tax liabilities.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.”

INVESTMENT OBJECTIVES AND POLICIES
On page 2 of the SAI, in the section entitled “Investment Objectives and Policies”, under the sub-heading entitled “Fundamental Policies,” the Fund identified certain of its stated fundamental policies pursuant to which the Fund is prohibited from engaging in certain activities. In that regard, the SAI provides that the Fund may not “purchase securities on margin.” The SAI further provides that any such fundamental policy may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares). For the purposes of the SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.
On February 28, 2017, the Board approved an amendment to this fundamental policy, which amendment was also approved by the unanimous vote of the Fund’s sole shareholder on March 7, 2017. Effective March 7, 2017, the Fund has amended its fundamental policies to remove “purchase securities on margin” from the list of prohibited activities of the Fund from the section in the SAI entitled “Investment Objectives and Policies”, under the sub-heading entitled “Fundamental Policies.” As a result, effective March 7, 2017, the Fund has added a non-fundamental policy, pursuant to which the Fund will be permitted to “purchase securities on margin” (which may be changed without the approval of the majority of the Fund’s outstanding voting securities).
Notwithstanding the foregoing, there is no change to the Fund’s investment strategy insofar as it will continue to operate in a manner that is not dependent upon leverage. In addition, as an investment company registered under the 1940 Act, the Fund will be limited in the amount of borrowings it may incur. The purpose of allowing the Fund to purchase securities on margin is to afford the Fund the flexibility to take advantage of a potentially cost effective method of utilizing leverage through the purchase of securities on margin, if the Board determines that the use of leverage would be in the Fund’s best interest. In any event, the Fund does not expect to employ any leverage during the first twelve months of its operations.
In connection with the Fund’s non-fundamental policy to “purchase securities on margin,” the following disclosure shall be included in the section entitled “Non-Fundamental Policies” in the SAI:
Purchase Securities on Margin. The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase. Purchasing securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be transacted through reverse repurchase agreements with banks, brokers, and other financial institutions. The maximum percentage of the Fund’s assets that could be devoted to purchasing securities on margin shall be no more than 50%.
In connection with the Fund’s non-fundamental policy to “purchase securities on margin,” the following additional risk factor shall be included in the section of the Prospectus entitled “Risk Factors”:
Risks Relating to Purchases of Securities on Margin

The Fund may borrow money from banks, brokers, or financial institutions for investment purposes. This practice, known as making purchases on “margin,” is speculative and involves certain risks. The Fund may sustain losses in excess of cash and any other assets deposited as collateral with the dealer or securities margin financier. Market conditions may make it impossible to execute contingent orders, such as “stop-loss” or “stop-limit” orders.

Although leverage will increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. Therefore, the use of leverage will magnify the volatility of changes in the value of the Fund’s underlying investments. In the event that the equity or debt instruments purchased by the Fund on margin decline in value, the Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.

In connection with the Fund’s non-fundamental policy to “purchase securities on margin,” the following risk factors currently included in the section of the Prospectus entitled “Risk Factors” shall be revised as reflected by the underlined text below:
Counterparty Risk

Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or over-the-counter transactions. The Fund may be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Fund. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties may have general custody of, or title to, the Fund’s assets (including, without limitation the Custodian). The failure of any such counterparty may result in adverse consequences to the NAV of the Fund.

The Fund’s investments may be structured through the use of over-the-counter options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Fund and its NAV.

With respect to purchases of securities on margin, counterparty risks are magnified in light of the fact that any securities pledged by the Fund in a margin facility are subject to the claims of the counterparty’s creditors. In that regard, securities pledged by the Fund in a margin account with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the margin account may be terminated in accordance with its terms and the Fund's ability to realize its rights under the margin facility could be adversely affected. If a counterparty to a margin facility becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of the counterparty to a margin facility, the margin facility would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the margin facility and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Leverage Risk

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The use of leverage, ~~such as~~ including purchasing securities on margin, will cause the Fund or a Public Investment Fund or Private Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Investment Fund’s) underlying investments.

The Fund’s investment strategy is not dependent upon leverage and, as an interval fund registered under the 1940 Act, we will be limited in the amount of borrowings we may incur.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund’s assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions, if applicable, by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Use of leverage creates an opportunity for increased income and return for shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). In the event that the Fund purchases securities on margin and the equity or debt instruments of an underlying investment in which the Fund has invested declines in value, the Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board of Trustees and shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by shareholders and consequently will result in a reduction of the NAV of the shares. If the Fund uses leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and shareholders, on the other hand. To monitor this potential conflict, the Board of Trustees intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees. See “Conflicts of Interest.”

The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s possible use of leverage could create the opportunity for a higher return for shareholders but would also result in special risks for shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of NAV and market price of the shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the distribution rates on any preferred shares that the Fund may pay will reduce the return to the shareholders or will result in fluctuations in the distribution paid on the shares;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares; and

•	when the Fund uses certain types of leverage, the investment advisory fee payable to the Adviser will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

This Supplement, the Prospectus and the SAI provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling the Fund toll-free at 1-888-292-3178

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